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This presentation updates and replaces the presentation filed by Transocean Ltd on April 18, 2013.  Slide 6 has been updated to reflect the conclusion of phase I of the Macondo trial.



Transocean Ltd.

April 2013

www.deepwater.com

Legal Disclaimer

Transocean

The statements described in this presentation that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements which could be made include, but are not limited to, statements involving prospects for the company, expected revenues, capital expenditures, costs and results of operations, the proposed dividend, the company's capital allocation strategy, value-creating objectives, sustainability of potential future distributions and contingencies. These statements are based on currently available competitive, financial, and economic data along with our current operating plans and involve risks and uncertainties including, but not limited to, shareholder approval, market conditions, the company's results of operations, the effect and results of litigation, assessments and contingencies, and other factors, including those discussed in the company's most recent Form 10-K for the year ended December 31, 2012 and in the company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or expressed or implied by such forward-looking statements. All subsequent written and oral forward-looking statements attributable to the company or to persons acting on our behalf are expressly qualified in their entirety by reference to these risks and uncertainties. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements. All non-GAAP financial measure reconciliations to the most comparative GAAP measure are displayed in quantitative schedules on the company's web site at www.deepwater.com.

This presentation does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, and it does not constitute an offering prospectus within the meaning of article 652a or article 1156 of the Swiss Code of Obligations or a listing prospectus within the meaning of the listing rules of the SIX Swiss Exchange. Investors must rely on their own evaluation of Transocean Ltd. and its securities, including the merits and risks involved. Nothing contained herein is, or shall be relied on as, a promise or representation as to the future performance of Transocean Ltd.

Agenda

Transocean

I. **Progress**
- Improved operational and financial performance with reduction in litigation uncertainties

II. **Execution**
- Positioned to deliver through highly capable fleet and margin improvement initiatives

III. **Balanced Capital Allocation**
- Sustainable dividend that supports future increases along with disciplined, high-return investment in the fleet

IV. **Leadership**
- Independent and experienced Board with proven track record that has – and continues to – undergo significant renewal

V. **Icahn's Misguided Agenda**
- Focused solely on potential short-term gains to the detriment of long-term shareholder value
- Board nominees lack relevant experience and independence

VI. **Appendix**



Progress

Progress

Operational Improvement

Transocean

- Strong 2012 operating performance reflected in financial results
  - Increased revenue efficiency to 93% from ~91% in 2011
  - Utilization up ~9% to 78% year-over-year
  - Improved adjusted earnings per share from operations by ~160%
  - Cash flow from operations up ~50% to $2.7 billion
  - Created $16.8 billion in contract backlog
- Transocean set to deliver for all its stakeholders
  - Clear progress towards operational imperatives
  - Focused asset strategy improving long-term competitiveness
  - Executing on margin improvement strategy
  - Substantial contract backlog of almost $30 billion provides visibility
  - Continued focus on resolution of remaining litigation uncertainties
  - Proposed $2.24 per share dividend, allowing for sustainable return of capital with the goal of future increases

Progress
Litigation Update

Macondo Incident

- Civil and criminal settlement agreements reached with Department of Justice comprising $1.4 billion paid over five years
  - Phase I of trial concluded 4/17/13; parties to prepare and submit post-trial briefing over next 3 months

Brazil – Frade Field Incident

- Preliminary injunction served on Transocean 9/27/12; lifted by Court of Appeals 11/27/12
- Criminal case against Transocean and employees dismissed by Court 3/15/13
- Vigorously pursuing final and comprehensive resolution of underlying litigation
  - Currently no restrictions on Transocean in Brazil

Norway Tax Case

- Trial commenced December 2012; decisions anticipated early 2014
- Norwegian Court overturned Arcade civil tax assessment; State filed appeal
- Believe our tax returns are materially correct as filed and continue to vigorously contest assertions to the contrary

Recent reduction in litigation exposure; however, uncertainties remain

Progress
Proposing an Attractive Dividend

Transocean

- Operational and litigation successes permit reinstatement of dividend
  - Proposing dividend of $2.24 per share, or approximately $800 million
- Maximizes long-term value creation and, importantly, establishes a basis that is sustainable and supports future dividend increases
  - In the future, increases in annual distributions may be appropriate once litigation uncertainties are further resolved
  - Represents one of the industry's largest payout ratios and implied yields
  - Consistent with history of returning cash to shareholders
  - Including currently proposed dividend, since 2000 Transocean will have returned approximately $21 billion* in cash to shareholders through distributions and share repurchases

Disciplined strategy that balances short-term return of capital with ability to increase dividend in future, maintain investment grade rating and invest for long-term future

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders

Progress
Transocean Shares Have Outperformed

- In the 3- and 5-year periods leading up to Macondo and since the Macondo partial settlement announcement in January, Transocean has outperformed a composite of its peers

Pre-Macondo Transocean 3- and 5-year Total Returns Exceed Peers *



5-Year
(April 21, 2005 – April 20, 2010)
3-Year
(April 21, 2007 – April 20, 2010)
(%)
100
80
60
40
20
-
84
79
11
4
Transocean
Offshore Drilling Peers**
Transocean
Offshore Drilling Peers**

Macondo Settlement Has Been a Catalyst for Transocean *



Total Return Since Macondo Settlement
(January 2, 2013 – April 11, 2013)
(%)
15
12
9
6
3
-
12
3
Transocean
Offshore Drilling Peers**

Notes

*Based on Capital IQ Dividend-Adjusted Total Return; Reflects $10 billion of GlobalSantaFe-related dividend; does not include the $5 billion distributed to GlobalSantaFe shareholders

**Peers include Seadrill, Diamond, Ensco, Noble, Pacific Drilling, Rowan, Atwood and Hercules. Pacific Drilling included in analysis post-IPO (November 2011) only

Progress
Board Continues to Lead

Transocean

Transocean's Board of Directors provides strategic guidance and leadership

- Consistently delivered shareholder returns above the peer group, excluding Macondo
- Encouraged the company's focus on technological innovation and training, resulting in and sustaining Transocean's industry leadership position
- Advised management's decisions through various oil and gas cycles
- Actively implemented a high-specification-focused asset strategy, repositioning the company to compete for the long term
- Guided management through an extraordinary crisis following the Macondo incident
- Fully engaged in the development and implementation of successful operational imperatives
- Strategy to regularly infuse fresh perspectives into an already experienced team; six of the 13 directors have been added to the Board in the last two years. All but one director (CEO) is independent



Execution

Execution
Strategic Objectives

Transocean

- **Capitalize on industry expansion through well-positioned rig portfolio**
- **Continue to improve operational performance**
  - Revenue efficiency – historic levels ~95% achievable
    - Technical improvements
    - Contractual enhancements
  - Reduce out-of-service time
    - Planning, executing to plan, collaboration with vendors
  - Reduce costs
    - Initiatives focused on shorebased costs and rig operating costs
- **Continue to execute asset strategy**
  - Grow leadership position in high-capability assets – floaters and jackups
  - All options evaluated – build, acquire and/or divest

Execution
Positioned for UDW Market Demand

Transocean

- Robust deepwater exploration performance in 2012 provides strong pipeline for future demand
  - 28% of volume discovered in conventional deepwater (1,300 – 5,000 feet)
  - 49% of volume discovered in ultra-deepwater (>5,000 feet)
- Medium-term ultra-deepwater rig market remains tight
  - Transocean has the largest fleet of ultra-deepwater rigs
- Inquiries from customers beginning to shift from generic to specific
  - Transocean has a highly capable fleet of high-spec rigs
  - We have the ability to offer bespoke high-spec solutions

New Field Resources Discovered in 2012
(by Water Depth)



Volume Discovered (billion boe)
# of Discoveries
18
16
14
12
10
8
6
4
2
-
180
160
140
120
100
80
60
40
20
-
Onshore
<1,300 Feet
1,300-5,000 Feet
>5,000 Feet
Liquids
Gas
Number of discoveries

Source Wood Mackenzie

Contract Status and Expected Demand 2005 – 2015
Ultra-Deepwater Drilling Units (>7,500 feet) – Worldwide



180
160
140
120
100
80
60
40
20
-
2012
2013
2014
2015
Existing Contracts
Options
Requirements
Possibles
Supply

Source Fearnley Offshore

Execution
Building World's Highest-Quality Fleet

Transocean

- Favorably positioned to take advantage of positive industry outlook; however, investments for the future required
  - Largest fleet of high-spec floaters
  - Operates in most major markets worldwide
  - Significant relationships across the customer spectrum
  - Premier position in ultra-deepwater market segment
  - Size and technical capabilities create reinvestment opportunities

A Company Built to Last



# of Rigs
100
80
60
40
20
-
91 (1)
8
29
16
28
10
77 (2)
6
12
11
5
43
77 (2)
11
9
9
5
43
51 (3)
18
15
2
16
44
6
8
5
18
7
RIG
ESV
NE
SDRL
DO
Jackups
Midwater Floaters
Deepwater Floaters
Ultra-Deepwater Floaters
Rigs Under Construction

Global Operational Footprint



North Atlantic
20 Units
• 16 Semis
• 4 Jackups
Asia Pacific
9 Units
• 1 Drillship
• 6 Semis
• 2 Jackups
Americas
27 Units
Canada
• 2 Semis
Gulf of Mexico
• 5 Semis
• 10 Drillships
South America
• 7 Semis
• 3 Drillships
Newbuilds
8 Units
• 6 Drillships
• 2 Jackups
Africa / Middle East / India
24 Units
• 13 Semis
• 7 Drillships
• 4 Jackups
Australia
3 Units
• 2 Semis
• 1 Drillship

Execution
Backlog Provides Foundation

Transocean

Transocean's Contract Backlog


($ billion)
12.0
10.0
8.0
6.0
4.0
2.0
-
4.4
1.2
1.9
0.4
3.5
0.8
1.9
0.5
1.8
0.4
1.0
0.3
0.1
10.2
0.3
0.1
2013
2014
2015
2016 – 2027
High-Specification Jackups
Midwater Floaters
Deepwater Floaters
Ultra-Deepwater Floaters

Total Backlog from Continuing Operations – $28.8 billion [(4)]

Contract Backlog as Multiple of Enterprise Value vs. Peers


(x)
1.2
1.0
0.8
0.6
0.4
0.2
-
1.1
1.0
0.9
0.8
0.6
RIG
NE
DO
SDRL
ESV

Source Capital IQ (April 12, 2013), Industry Presentations and Company Filings

Execution
Continued Operational Improvement

- Focus on execution and operations have led to increased revenue efficiency and utilization
- Focus now shifts to operating and maintenance cost improvements

Transocean is Delivering On Its Promise of Operational Improvement


Revenue Efficiency
(%)
96%
94%
92%
90%
88%
86%
89%
89%
92%
89%
92%
90%
93%
95%
95%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12


Utilization (12)
(%)
80%
75%
70%
65%
60%
55%
50%
58%
55%
55%
58%
61%
61%
66%
73%
79%
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

- Technical improvements
- Improved contract terms
- Historic levels believed achievable; progress will be gradual, non-linear

- Emphasis on planning, execution, collaboration with vendors
- "Unit exchange" versus "inspect and repair"

Execution
Margin Expansion Initiatives

Transocean

- Margin expansion initiatives separated into two key areas
  - Shorebased costs – organizational efficiency
  - Rig operating costs
- Initiative currently focuses primarily on organizational efficiency
  - Emphasis on delivering the most efficient and appropriate support to operations
  - Streamline central functions, e.g., finance, treasury, human resources
  - Cost reduction initiatives have Executive sponsorship
- Organizational changes should begin to take effect in late 2013; permanent reductions expected in 2014 and beyond
  - Any 2013 cost reduction benefits likely offset by severance and restructuring costs
- Margin expansion initiatives related to offshore operations underway
- We will provide periodic updates on savings expectations, progress and timetables

Execution

Operational Improvements Reflected in Cash Flow Generation

Transocean

- Operating cash flow started to deteriorate in 2010 as fleet utilization declined following the Macondo incident due to idling of rigs, significantly higher out-of-service days for maintenance, recertification and repair projects, and deteriorating revenue efficiency of operating rigs
- Significant improvement in revenue efficiency and utilization throughout 2012 reflected accordingly in recent operating cash flow profile
- Improvements in cost structure expected to further enhance cash flow conversion

Cash Conversion Continues to Improve



Operating Cash Flow
($ million)
1,400
1,200
1,000
800
600
400
200
-
1,172
1,269
709
796
390
340
492
603
540
459
786
923
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12

Execution
Asset Strategy

- Grow our leadership position in high-spec assets
  - Build, acquire, divest and / or spin-off
- Core, strategic asset portfolio
  - Ultra-deepwater
  - Harsh environment
  - High-spec jackups
  - High-quality floaters





Execution
Asset Strategy – Fleet Expansion

Transocean

Fleet expansion

- Four dynamically-positioned ultra-deepwater drillships
- 10-year contracts ($7.6 billion of backlog)
- ~$3.0 billion investment with attractive terms
- Ships have advanced capabilities
- Dual activity, industry-leading hoisting capacity
- Second blow-out preventer system
- 12,000 ft water depth, 40,000 ft drilling depth
- Outfitted to accommodate a future upgrade to a 20,000 psi BOP

Execution
High-Grade Asset Transformation

Transocean

Transformative GSF Merger Maximized Exposure to Rising Dayrates…


Dayrates ($000's)
450
375
300
225
150
75
-
GSF Merger
2004
2005
2006
2007
2008
Ultra-Deepwater
Deepwater
Midwater
High-Spec Jackups

…Subsequent Transactions Consistently Focused on High-Grade Transformation


% of Rigs
% UDW
100%
80%
60%
40%
20%
-
40%
35%
30%
25%
20%
15%
34%
66%
36%
63%
1%
59%
41%
4%
56%
40%
2010
2011 Post Aker
2012 Post Shelf Drilling
2012 Including Shell Newbuilds
# of Rigs
139
135
82
86
% High-Spec Operating Assets *
% Other
% UDW **
% Aker Rigs
% Shell Newbuilds

Note
* Operating floaters only; excludes stacked rigs
** Includes rigs with water depth capacity of 7,500 feet or higher

Execution

Asset Strategy – Divestitures

- Sold 38 rig package to Shelf Drilling
  - Buyer group has deep industry experience
  - Transocean will provide support to facilitate a successful transition
  - A significant step forward in execution of asset strategy
- Divested 18 additional non-core rigs in single-asset transactions (2011 – YTD 2013)
- Renewed emphasis on high-specification assets – both floaters and jackups
- Provides opportunities for efficiency improvement
- Focus improves Transocean's long-term competitiveness

Execution
Accelerating Portfolio Transformation

Transocean's Portfolio Transformation



# of Rigs
150
120
90
60
30
-
131
5
29
16
28
53
91
8
29
16
28
10
2012
PF 2013
Key Events:
• Sale of 38 shallow water rigs to Shelf
• 4 newbuild contracts with Shell
Jackups
Midwater Floaters
Deepwater Floaters
Ultra-Deepwater Floaters
Rigs Under Construction

~2x UDW and DW Rigs vs. Closest Peer



# of Rigs
60
50
40
30
20
10
-
51
6
45
28
13
15
26
3
23
23
5
18
16
3
13
Transocean
SDRL
ESV
NE
DO
Newbuilds
Existing Rigs



Balanced Capital Allocation

Balanced Capital Allocation
Maximizing Shareholder Value


Financial Flexibility
Shareholder Value
Return of Capital
Capital Investment

Balanced Capital Allocation

Financial Flexibility Drives Long-Term Value

Transocean

- Financial flexibility is essential in a capital-intensive and cyclical business
- Future capital requirements include:
  - Remaining litigation uncertainties
    - Progress made in reducing litigation exposure, but some uncertainty remains
  - Future return of capital
    - Goal of increasing distributions in the future
  - Disciplined, high-return investments
    - Needed to upgrade fleet to ensure long-term competitiveness

Loss of long-term financial flexibility would have a detrimental impact on long-term shareholder value

Balanced Capital Allocation

Actions to Enhance Financial Flexibility

Transocean

- Continued resolution of outstanding litigation
- Proposing highly attractive, but responsible, dividend
  - Allows for future increases in distributions as litigation uncertainties diminish
- Prudent investment in the fleet resulting in:
  - 2011 – Three ultra-deepwater floaters
  - 2012 – One premium jackup
  - 2013 – Three premium jackups
  - 2014 and beyond – Six ultra-deepwater drillships, including the Shell newbuilds
- Maintained investment grade rating through challenging period
  - Accelerating retirement of debt
- Continue to divest select non-core assets
- Enhanced flexibility through renewal of company's authorized share capital
  - The Board currently has no plans to exercise this authority

Balanced Capital Allocation

Importance of Investment Grade (IG) Rating

Transocean

A downgrade would have adverse implications for Transocean:

- Access – non-IG market is subject to significant market dislocation in periods of instability
- More restrictive covenants for non-IG bonds
- It takes approximately three years to have investment grade reinstated after a downgrade
  - Long period of limited financing options
- Increased cost of new debt financing (significant value at risk with $12.5 billion debt balance)
- Possible impact on contract and/or payment terms
- Potential consequences resulting from National Oil Company (NOC) evaluation of financial and operational "substance" of Transocean as counterparty

Strength and resilience of Transocean's balance sheet is reflected in its investment grade rating – a downgrade would have a real, negative impact on long-term shareholder value

Balanced Capital Allocation

Access and Cost of Capital

Transocean

- Continued access to low cost capital is important in a cyclical, asset-intensive industry to preserve shareholder value
- IG market is larger and more liquid than the non-IG market
- During periods of financial crises (as recently as 2011), spreads widened significantly between IG and non-IG debt, with non-IG markets becoming inaccessible at times

Non-IG Market Can Experience Periods of Volatility, Potentially Limiting Capital Market Access



Index Spread (bps)
($ billion)
Financial Crisis
Euro Crisis
~600bps spread
~300bps spread
1,200
900
600
300
-
200
150
100
50
0
2006
2007
2008
2009
2010
2011
2012
Credit Spread
BBB- (to UST)
BB (to UST)
Non-IG Issuance Volume
Period of Crisis

Balanced Capital Allocation

Financial Flexibility – Downgrade Impact

Transocean

- Although there is currently significant demand for high yield credit, over the past five years there have been periods of significant market dislocation
- While the current spread between investment grade and non-investment grade is only ~60bps, it has averaged ~180bps since 2007 and has been as high as ~294bps during the Euro crisis in the summer of 2011

Illustrative Impact of Downgrade on Transocean's Share Price

Based on $12.5 billion of Total Transocean Debt [5]

	Period		
	Current	2007 - Current Avg	Euro Crisis [6]
BBB- vs BB Spread (bps)	65.1	178.0	294.3
Additional Interest ($MM)	81.1	221.8	366.7
Impact on EPS ($) [7]	(0.18)	(0.49)	(0.82)
P / E Multiple (x) [8]	10.9	10.9	10.9
Impact on Share Price ($)	(1.97)	(5.37)	(8.89)
Discount to Current (%) [8]	(3.9)	(10.6)	(17.6)

Balanced Capital Allocation

Icahn's Detrimental Impact on Cost of Capital

Transocean

- Since the Icahn announcement, Transocean spreads have widened 42bps
- The widening in spreads occurred following the announcement of Mr. Icahn's stake, highlighting the credit market's concerns about his short-term focus and high-risk proposals

Evolution of Credit Spreads



Since January 3, 2013
(bps)
240
210
180
150
120
January 13
Carl Icahn takes a 1.7% stake in Transocean and files to acquire another 3.3% stake
March 4
Transocean announces $800 MM annual dividend, intent to reduce debt, and consider an MLP
3-Jan
11-Jan
21-Jan
29-Jan
6-Feb
14-Feb
25-Feb
5-Mar
13-Mar
21-Mar
5-Apr
12-Apr
Transocean 3.80% 10/15/2022
BBB – (to UST)

Spread Performance

Since Announcement of Stake

	Current (bps)	Change (bps)	Change (%)
Transocean 2022	198	42	27%

Source: Morgan Stanley, Bloomberg

Balanced Capital Allocation
Strong Rating Agency Support For Board's Capital Allocation Proposals

Transocean

Moody's Commentary

"[S]hould the activist shareholder proposal for a larger dividend receive…approval, a downgrade cannot be ruled out as it is unlikely that leverage targets can be achieved with this amount of cash being diverted from debt repayment and prepayment." – ***Moody's (March 13, 2013)***

"[The] proposal to prepay $1 billion in debt signals that the company is trying to balance short-term shareholder interests with longer-term financial flexibility in this highly cyclical business…[the] risk of additional shareholder-friendly actions justifies a continuation of our negative outlook." – ***Moody's (March 5, 2013)***

"At some point the offshore drilling market will enter into a cyclical downturn. A higher dividend than what is being proposed could put Transocean on the defensive and impact their ability to buy rigs and win business from weaker competitors. The question is whether the company will be the hunter or the hunted."
– ***Moody's (March 5, 2013)***

S&P Commentary

"[Transocean's] credit ratios, though improving, remain weak for the rating." – ***S&P (January 8, 2013)***

"We view the company's financial risk profile as "significant." As of Sept. 30, 2012, Transocean had about $14.8 billion of total debt, including our standard adjustments for operating leases, pension and postretirement obligations, and accrued interest." – ***S&P (December 28, 2012)***

Balanced Capital Allocation
Capital Investment

- High-return additions of new, state-of-the-art drilling rigs are essential for the long-term competitiveness of the company
  - Represents primary source of growth and future operating income
  - A lack of investment in high-return assets would compromise the company's long-term viability
- Prefer to not add speculative capacity to market
  - Will buy existing capacity, with or without contract
  - Strong preference to build to contract
- Disciplined economic criteria (buy or build)
  - Must fit high-spec strategy
  - Economic returns must exceed cost of capital
  - Prefer significant, simple payback during initial contract period – >80%
  - Strong, flexible balance sheet necessary if company is to act opportunistically

Balanced Capital Allocation
Capital Investment – Shell Newbuilds

Strategic Rationale

- Long-term (10-year) contracts for each of the four newbuilds
- Profitable growth opportunity and asset portfolio improvement
- Strategic placement of state-of-the-art unit with a major international customer
- Expands market position in ultra-deepwater

Financial Rationale

- $7.6 billion increase in backlog; long-dated
- Expect to return approximately 140% simple payback over the initial contract period
- Expect to return well in excess of our cost of capital over the 35-year life of the assets
- Significant free cash flow contribution

Illustrative Shell Newbuild Timeline

- Four Shell newbuilds phased in over a 15-18 month period estimated to begin in Q4 2015
- Estimated rig life based on timeline illustrated below


~30 Months
60 days
10 years
25 years
Under Construction
Cust Accpt
MOB
Firm Contract
Speculative Revenues

Balanced Capital Allocation

Board Focused on Return of Capital

- Board has proven record of returning capital with approximately $21 billion* returned to shareholders since 2000
- Proposed dividend:
  - Represents one of the industry's highest implied payout ratios and dividend yields
  - Supported by many Transocean shareholders and members of the equity research community
  - Provides basis for increased return of capital in the future, while allowing Transocean to maintain a strong and flexible balance sheet and the ability to invest to ensure competitiveness
- Although progress has been made in resolving legal uncertainties, distributing capital in excess of proposed dividend in the context of remaining uncertainties could be detrimental to long-term shareholder value

Additional returns of capital may be appropriate once litigation uncertainties are further resolved

Note
*Includes $5 billion distributed to GlobalSantaFe shareholders

Balanced Capital Allocation

Return of Capital – History of Delivering

Transocean

• GlobalSantaFe Merger	→	~$15 Billion*
• Share Repurchases	→	~$4 Billion
• Cumulative Dividends	→	~$1 Billion
• Proposed Dividend	→	~$0.8 Billion
Total Capital Returned		*~$21 Billion*

Note

*Includes $5 billion distributed to GlobalSantaFe shareholders

Balanced Capital Allocation
Return of Capital – Substantial Payout

- Transocean's recommended dividend ranks favorably when viewed as a percentage of Street consensus 2013 net income
- Payout ratios significantly higher than this level will threaten the company's operating flexibility and investment grade credit rating – putting its long-term performance at risk



Average Dividends as % of Net Income (2010A – 2012A) (9)
(%)
60.0
50.0
40.0
30.0
20.0
10.0
-
48.8
Recommended $2.24/ share dividend as a % of Street 2013 net income
31.2
23.6
19.5
15.3
4.3
3.1
Transocean
Offshore Drillers (10)
Offshore Construction / Services
Floating Storage, Production and Offloading Services
Large Cap Services
Land Drillers
Equipment

Source Capital IQ (April 12, 2013), Company Filings

Balanced Capital Allocation
Return of Capital – Compelling Yield

Transocean

- Transocean's dividend yield of 4.4% (based on $2.24 dividend / share) ranks favorably among other offshore drilling companies and other oilfield services sectors



Indicated Dividend Yield (Average of Peer Groups) (11)
(%)
6.0
5.0
4.0
3.0
2.0
1.0
-
4.4
3.1
2.6
2.2
1.0
1.0
0.3
Transocean
Floating Storage, Production and Offloading Services
Offshore Drillers (10)
Offshore Construction / Services
Large Cap Services
Land Drillers
Equipment

Source Capital IQ (April 12, 2013), Company Filings

Balanced Capital Allocation
Analysts Agree with Our Approach

Transocean

"We think Transocean's dividend proposal of $2.24 per share strikes a more reasonable balance between capital reinvestment in the fleet and return of capital to shareholders. If we compare Transocean's proposed payout with the rest of the industry's payouts, we think Transocean looks very reasonable." – ***Stephen Ellis, Morningstar (4/5/13)***

"We believe it is in RIG shareholders' long term interests to re-stimulate growth instead of simply paying dividends (we agree with management's proposal of a ~4% yield dividend…)." – ***Brad Handler, Jefferies (3/15/13)***

"The real risk with being downgraded is that if the sector turns, it is much more difficult to raise capital if you are a high-yield company with a constrained balance sheet." – ***Harry Mateer, Barclays Credit Research (3/7/13)***

"While a higher dividend would be nice - we agree with management's decision to focus on both a dividend and a fleet renewal." – ***Credit Suisse (3/21/13)***

"The announcement of $2.24/share dividend struck the right balance between fiscal prudence and shareholder return." – ***Mike Urban, Deutsche Bank (3/5/13)***

"A dividend of $2.24 per share…equates to a healthy dividend yield of 4%. The $4-per share dividend…is unreasonably high and could put the company's debt rating at risk with rating agencies." – ***Robert MacKenzie, FBR (3/5/13)***

"We believe the correct dividend [proposed by the Board] is reasonable and achieves goals of growth, return of capital and financial flexibility." – ***Angie Sedita, UBS (3/4/13)***

Balanced Capital Allocation

Corporate and Financing Structures

Transocean

- In the interest of maximizing long-term value, the company continuously evaluates alternative corporate and financing structures with the goal of optimizing Transocean's cost of capital
- Transocean has a proven track record of executing value-enhancing corporate and financing structures
  - Tax inversion
  - Re-domestication to Switzerland
  - Largest-ever convertible bond offering
  - Secured revolver and asset-backed financing
- All financial and structural alternatives, including an MLP or MLP-like structure, requires rigorous, in-depth analysis
  - We will continue to keep Transocean's shareholders informed of our progress



Leadership

Leadership
Strong Corporate Governance and Board

Transocean

Example		Performance / Action
Total Return Outperformance Versus Peers	✓	Outperformed peers during 3- and 5-year periods pre-Macondo and since announcement of the DOJ settlement in January 2013
Board Renewal	✓	Six directors added in the last two years, all independent
Diverse Board Experience	✓	Proven business leaders with a broad and deep range of international leadership experience in oilfield and offshore drilling services, finance, manufacturing, law, health, safety and environment, and other areas crucial to the company's business
Commitment to Return of Capital	✓	Proposed dividend yield and payout ratio exceeds peer averages
Independent Chairman	✓	Separate CEO and Chairman roles
Executive Compensation In Line with Peers	✓	Executive compensation cited as low concern for proxy advisory firms

Transocean's approach to corporate governance is to regularly infuse fresh perspectives into an experienced and knowledgeable Board that has overseen significant progress during a uniquely challenging period in the company's history

Leadership
Strength of Transocean Nominees

Transocean

Frederico F. Curado **President and CEO - Embraer**	• Significant senior management experience operating an international corporation • In-depth knowledge of Brazil, an important operating region for the company
Thomas W. Cason **Former Senior Vice President and Chief Financial Officer - Baker Hughes**	• Extensive professional experience in the finance area of the oilfield services industry • Significant financial acumen and experience • 14 years of oil and gas / offshore drilling experience
Steven L. Newman **President and CEO - Transocean**	• Long-time company leader, managed through Macondo • Unique perspective in industry and competitive matters • 22 years of oil and gas / offshore drilling experience
Robert M. Sprague **Former Executive - Royal Dutch/Shell**	• Significant technical knowledge and experience as a customer • Provides substantial international perspective and experience • 36 years of oil and gas / offshore drilling experience
J. Michael Talbert **Chairman of the Board - Transocean**	• Deep knowledge of the industry, customers and Transocean • Extensive senior executive experience in the energy sector • 32 years of oil and gas / offshore drilling experience



Icahn's Misguided Agenda

Icahn's Misguided Agenda
Capital Allocation and Board

Transocean

Icahn's misguided agenda highlights his…

- …lack of drilling industry expertise given his implied opposition to investments in newbuilds – the lifeblood of a drilling contractor
- …superficial analysis that resulted in his demand for an 85% payout ratio, a clear disconnect from any reasonable industry benchmark
- …clear lack of critical insight into cyclical industries where financial flexibility and an investment grade credit rating are competitive advantages
- …limited industry network and poor effort to find appropriate and independent Board nominees with relevant industry and financial experience
- …lack of focus on, and understanding of, our operations and important market drivers

It is evident that Icahn has failed to invest the appropriate time and analysis necessary to understand Transocean's business and industry, focusing on potential short-term gains at the expense of the company's future

Icahn's Misguided Agenda
Proposals Disavowed by Analysts

Transocean

"What's galling, in our view, is the unreasonable nature of Icahn's demands, which show a poor understanding of the offshore drilling business and threatens to derail a series of balance sheet and operational improvements during the next few years that we believe will create significant long-term shareholder value....None of his proposed nominees have any offshore drilling experience, two out of three lack any oil and gas background, and all have been or are now associated with current or past Icahn entities. "
– Stephen Ellis, Morningstar (4/5/13)

"We do not agree with Mr. Icahn's proposals due to the potential impact on the longer-term competitive standing of the fleet."
– Trey Stolz, Iberia (3/18/13)

"[W]e do not rule out a USD 4/s annual dividend as possible, but timing is not today. RIG's balance sheet is too soft as we see it, with too many loose end[s] needing to be tied up. Internally (operations, fleet growth) and externally (e.g., Macondo, Frade)."
– Truls Olsen, Fearnley Securities (3/18/13)

"We believe it is in RIG shareholders' long term interests to re-stimulate growth instead of simply paying dividends (we agree with management's proposal of a ~4% yield dividend vs. more aggressive calls for a 7%+ yield)."
– Brad Handler, Jefferies (3/15/13)

"It is alright if a stakeholder demands a dividend payout but $4 per share was stretching it too far. The company should instead be investing that money to build additional rigs and for further expansion."
– Phil Weiss, Argus Research (1/28/13)

Icahn's Misguided Agenda

Board Nominees Add No Value

Transocean

- Nominees are closely tied to Icahn through current and past associations
  - Handpicked to pursue his misguided agenda
- Icahn's Board nominees reflect his lack of industry knowledge and bring no value to the company
  - Two of three have no oil and gas experience
  - None have experience in the offshore drilling industry
  - Limited international exposure or knowledge of key growth markets
  - General lack of financial and corporate structuring experience
  - Very little experience in a service-oriented industry
  - Limited knowledge of operator – contractor business models
  - Very little exposure to complex international tax treaties and networks

Icahn's Misguided Agenda
A Questionable Board Slate

Transocean

John J. Lipinski

- During his contentious takeover of CVR, Icahn said that Lipinski was...
  - Trying to fool shareholders
  - A CEO with a "dismal" performance and that CVR Energy was being mismanaged
  - More interested in empire building than increasing value
- No offshore drilling experience

Samuel Merksamer

- Long-time employee of Icahn; lack of independence that stakeholders and corporate governance experts demand
- No oil and gas operating experience and no experience in the offshore drilling industry
  - Little operational experience in any industry
- Concerns regarding propriety of behavior raised in Dynegy bankruptcy in connection with improperly shielding coal assets from creditors

Jose Maria Alapont

- Limited experience as a director of a public company
- No known oil and gas experience and no offshore drilling experience
- Abysmal shareholder return performance of Federal-Mogul Corp. under his leadership
- Mentor Graphics did not nominate him for an additional director term after one year
- Closely tied with Icahn; relationship since 2005

Icahn's Misguided Agenda
Concluding Thoughts

Transocean

- We believe Icahn has failed to invest the appropriate time and analysis necessary to understand Transocean's business and industry
- Icahn has focused on potential short-term gains at the expense of the company's future and that of stakeholders
- Icahn has failed to nominate independent Board nominees with relevant industry and financial experience
- Distributing additional capital, above the $800 million Board proposal, in the context of current uncertainties would be detrimental to long-term shareholder value
  - In the future, increases in the proposed $2.24 per share distribution may be appropriate once litigation uncertainties diminish

Transocean's Board is focused on a balanced capital allocation strategy and does not intend to take steps that will threaten the company's long-term performance, operating flexibility and investment grade credit rating



Appendix

Icahn's Misguided Agenda

Icahn Slate's Weaknesses are Transocean Nominees' Strengths

Transocean

	Frederico F. Curado	Thomas W. Cason	Steven L. Newman	Robert M. Sprague	J. Michael Talbert
Oil and gas / offshore drilling experience	0	14	22	36	32
Number of current board seats (outside Transocean)	1	0	0	0	0
CEO / CFO experience	✓	✓	✓	·	✓
International exposure to key RIG markets	✓	✓	✓	✓	✓
Financial and corporate structure expertise	✓	✓	✓	✓	✓
Experience working in a service-oriented industry	✓	✓	✓	·	✓
Worked with operator / contractor business model	✓	·	✓	✓	✓
Transocean customer experience	✓	✓	✓	✓	✓
International experience	✓	✓	✓	✓	✓
Independent	✓	✓	·	✓	✓

Transocean



Frederico F. Curado, President and CEO - Embraer

Frederico F. Curado has served as President and Chief Executive Officer of Embraer S.A. (NYSE: ERJ) since 2008. Mr. Curado joined Embraer in 1984 and has served in a variety of management positions during his career, including Executive Vice President, Airline Market from 1998 to 2007 and Executive Vice President, Planning and Organizational Development from 1997 to 1998. Mr. Curado is also the President of the Brazilian Chapter of the Brazil-United States Business Counsel and a member of Brazil's National Council for Industrial Development. Mr. Curado received his Bachelor of Science degree in Mechanical-Aeronautical Engineering from the Instituto Tecnólogico de Aeronáutica in Brazil, a post-graduate degree in foreign trade from the Getúlio Vargas Foundation, Brazil and an executive Masters in Business Administration from the University of São Paulo, Brazil.

The Board of Directors believes Mr. Curado's significant senior management experience operating an international corporation, including experience with Brazilian business and governmental sectors will benefit the Board's decision-making process.

Appendix
RIG Nominee – Thomas Cason

Thomas W. Cason, Former Senior Vice President and Chief Financial Officer - Baker Hughes



Thomas W. Cason has served as a director of the Company since 2007. He served as a director of GlobalSantaFe Corporation from 2001 until 2007 and of Global Marine, Inc. from 1995 to 2001. Mr. Cason owned and managed five agricultural equipment dealerships until his retirement in 2006. He served as interim President and Chief Operating Officer of Key Tronic Corporation during 1994 and 1995 and was a partner in Hiller Key Tronic Partners, L.P. Mr. Cason previously held various financial and operating positions with Baker Hughes Incorporated, including senior executive positions with Baker Hughes' Drilling Group, serving most recently as Senior Vice President and Chief Financial Officer of Baker Hughes Incorporated. Mr. Cason started his career as a public accountant with Arthur Young & Company. Mr. Cason served as a member of the Board of Directors of Mirant Corporation from 2006 until December 2010 and was chairman of its Audit Committee from 2006 until 2009. Mr. Cason received his Bachelor of Science degree in Accounting in 1970 from Louisiana State University.

Mr. Cason is an accountant with extensive professional experience in the financial services area of the oilfield services industry. Mr. Cason formerly served as chairman of the Audit Committee for GlobalSantaFe Corporation and has also previously served as chairman of the Audit Committee for the Company and remains a committee member. This overlap in experience, combined with his education, professional experience and institutional knowledge of a legacy company are assets to the Board's decision making process.

Appendix
RIG Nominee – Steven Newman

Transocean

Steven L. Newman, President and Chief Executive Officer - Transocean



Steven L. Newman is President and Chief Executive Officer, and a member of the Board of the Company since 2010. Before being named as Chief Executive Officer in March 2010, Mr. Newman served as President and Chief Operating Officer from 2008 to 2009 and subsequently as President. Mr. Newman's prior senior management roles included Executive Vice President, Performance (2007 to 2008), Executive Vice President and Chief Operating Officer (2006 to 2007), Senior Vice President of Human Resources and Information Process Solutions (2006 to 2006), Senior Vice President of Human Resources, Information Process Solutions and Treasury (2005 to 2006), and Vice President of Performance and Technology (2003 to 2005). He also has served as Regional Manager for the Asia and Australia Region and in international field and operations management positions, including Project Engineer, Rig Manager, Division Manager, Region Marketing Manager and Region Operations Manager. Mr. Newman joined the Company in 1994 in the Corporate Planning Department. Mr. Newman received his Bachelor of Science degree in Petroleum Engineering in 1989 from the Colorado School of Mines and his MBA in 1992 from the Harvard University Graduate School of Business. Mr. Newman is also a member of the Society of Petroleum Engineers.

The Board of Directors believes that it is important for the Company's Chief Executive Officer to serve on the Board. The Chief Executive Officer provides a link between the Board and senior management, and the Board believes that this perspective is important in making decisions for the Company. In addition, Mr. Newman brings an industry and competitive context perspective to the Board which assists the Board in making strategic decisions.

Transocean



Robert M. Sprague, Former Executive - Royal Dutch/Shell

Robert M. Sprague has served as a director of the Company since 2004. Mr. Sprague is the retired Regional Business Director of Shell EP International BV, a position in which he served from 1997 until 2003. Mr. Sprague served as Director of Strategy & Business Services for Shell EP International BV from 1996 until 1997 and as Exploration & Production Coordinator of Shell International Petroleum BV from 1994 to 1995. Mr. Sprague joined the Royal Dutch/Shell group of companies in 1967 and served in a variety of positions in the United States and Europe during his career, including as a director of Shell Canada Limited, a publicly traded company, from 2000 to 2003. Mr. Sprague received his Bachelor of Science degree in 1966 and his Masters in Electrical Engineering degree in 1967 from Cornell University.

Mr. Sprague is an engineer by education and spent many years serving in senior management in the energy business with one of the Company's customers and thus brings a helpful perspective to the Board. In addition, most of his professional career was spent serving in the oil and gas industry outside the United States, thus bringing an important international perspective to the Board.

Transocean



J. Michael Talbert, Chairman of the Board - Transocean

J. Michael Talbert has served as a director of the Company since 1994. He has served as the non-executive Chairman of the Board since 2011 and previously served as non-executive Vice Chairman of the Board from 2010 to 2011, non-executive Chairman of the Board from 2004 to 2007 and executive Chairman of the Board from 2002 to 2004. Mr. Talbert also served as Chief Executive Officer from 1994 until 2002, Chairman of the Board of Directors from 1994 until 1999, and as President from 1999 until 2001. Prior to assuming his duties with us, Mr. Talbert was President and Chief Executive Officer of Lone Star Gas Company, a natural gas distribution company and a division of Ensearch Corporation. He was a director of El Paso Corporation from 2003 to 2012, when that company was acquired by Kinder Morgan, Inc. Within the past ten years, Mr. Talbert was also a director and the chairman of TODCO. Mr. Talbert received his Bachelor of Science degree in chemical engineering in 1970 from the University of Akron and his MBA in 1975 from Loyola of the South.

Mr. Talbert holds an engineering degree and an MBA and has extensive executive experience in the energy sector including serving as a senior executive in exploration and production and as the former CEO of Transocean. As a result, he brings a valuable perspective to the Board based upon his in-depth knowledge of the Company and understanding of the business. His knowledge from the customer perspective and his knowledge of the culture of the Company are helpful in analyzing the future direction of the Company. Mr. Talbert also has relevant experience in merger and acquisition activity, including negotiating transactions as well as the integration of combined companies and boards.

Appendix
Icahn Nominee – John Lipinski

- During his contentious takeover of CVR, Icahn wrote an open letter to shareholders stating that Lipinski…
  - Was trying to fool shareholders
  - Was more interested in empire building than increasing value
  - Failed to make proper management decisions while being paid $28 million over three years
  - Was wrong to take credit for CVR Energy's rising stock price
  - Icahn described Lipinski's performance as CEO as "dismal" and said that CVR Energy was mismanaged
- Lipinski accused Icahn of nominating a slate who are "largely his current and former employees and who have little or no experience in the petroleum or fertilizer business"
- In June 2012, minority shareholders filed a breach of fiduciary duty suit against Icahn and the directors of CVR Energy, including Lipinski

Appendix

Icahn Nominee – Samuel Merksamer

Transocean

- Long-time employee of Icahn; lack of independence that stakeholders and corporate governance experts demand
- Already on the boards of five public and two private companies
- No oil and gas operating experience and no experience in the offshore drilling industry
  - Little operational experience in any industry
- In June 2012, certain minority shareholders of CVR Energy filed a breach of fiduciary duty suit against Icahn and the directors of CVR, including Merksamer
- Concerns regarding propriety of behavior raised in Dynegy bankruptcy in connection with improperly shielding coal assets from creditors

Appendix

Icahn Nominee – Jose Maria Alapont

Transocean

- Limited experience as a director of a public company
- No known oil and gas experience and no offshore drilling experience
- Closely tied with Icahn; relationship since 2005
- Icahn appears to nominate Alapont frequently and indiscriminately, with little regard to qualifications
- Mentor Graphics did not nominate him for an additional director term after one year
- Abysmal shareholder return performance of Federal-Mogul Corporation under his leadership

Appendix
Comparable Companies

Symbol	Company
Large Cap Services	
SLB	Schlumberger
HAL	Halliburton
BHI	Baker Hughes
WFT	Weatherford
Offshore Construction / Services	
SPM	Saipem
TEC	Technip
SUBC	Subsea 7
OII	Oceaneering
Floating Storage, Production and Offloading Services	
SBMO	SBM Offshore
MODEC	MODEC
BWO	BW Offshore
Equipment	
NOV	National Oilwell Varco
CAM	Cameron International
FTI	FMC Technologies
Land Drillers	
HP	Helmerich & Payne
NBR	Nabors Industries
Offshore Drillers	
RIG	Transocean
SDRL	Seadrill
ESV	Ensco
DO	Diamond Offshore
NE	Noble
RDC	Rowan Companies
ATW	Atwood
PACD	Pacific Drilling
HERO	Hercules Offshore



Transocean Ltd.

April 2013

Footnotes

Transocean

(1) Per Fleet Status Report issued January 17, 2013 and Fleet Update Summaries issued February 14, 2013 and March 14, 2013. Floater classifications are by water depth as described in the Fleet Status Report. Harsh Environment Floaters are included in the appropriate water depth classification. Rig count associated with continuing operations is 83, plus 8 newbuilds. Rigs Under Construction are inclusive of rigs to be accepted by the customer subsequent to March 14, 2013. "Idle" and "Stacked" rig classifications are as described in the Fleet Status Report.

(2) Excludes submersible rigs.

(3) Excludes tender rigs.

(4) Calculated by multiplying the contracted operating dayrate by the firm contract period for 2013 and future periods as of the Fleet Status Report issued February 14, 2013, for continuing operations only. Firm commitments are represented by signed drilling contracts or, in some cases, by other definitive agreements awaiting contract execution. Our contract backlog is calculated by multiplying the full contractual operating dayrate by the number of days remaining in the firm contract period, excluding revenues for mobilization, demobilization and contract preparation or other incentive provisions, which are not expected to be significant to our contract drilling revenues. The contractual operating dayrate may be higher than the actual dayrate we receive or we may receive other dayrates included in the contract, such as a waiting-on-weather rate, repair rate, standby rate or force majeure rate. The contractual operating dayrate may also be higher than the actual dayrate we receive because of a number of factors, including rig downtime or suspension of operations. In certain contracts, the dayrate may be reduced to zero if, for example, repairs extend beyond a stated period of time.

(5) As of December 31, 2012.

(6) Spread between BBB- and BB+ as of August 25, 2011.

(7) Assumes shares outstanding of 359.5MM, as of December 31, 2012 and effective tax rate of 20%.

(8) As of April 12, 2013; share price: $50.51

(9) Defined as average of dividend paid as a percentage of net income from 2010 through 2012 for comparable companies in respective peer group (see Appendix for breakdown of peer group); Floating Storage, Production and Offloading – Lease excludes 2011 and 2012 BWO payout ratio due to net losses in respective years and 2011 SMBO payout ratio due to net loss.

(10) Excludes Transocean; Offshore drillers include SDRL, DO, ESV, NE, RDC, ATW, PACD and HERO.

(11) Defined as annualized last indicated quarterly dividend per share divided by current share price for comparable companies in respective peer group (see Appendix : Comparable Companies for breakdown of peer group); Market data as of April 12, 2013.

(12) Utilization presented as per 10Q/10K for respective periods. Quarters prior to 4Q12 are not restated for discontinued operations or formula changes instituted in 4Q12. Utilization for continuing operations for full year 2010, 2011 and 2012 are 76%, 69% and 78%, respectively.

(13) This presentation updates and replaces the presentation filed by Transocean Ltd. on April 18, 2013. Page 6 of the presentation has been revised to reflect recent updates.